UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 15, 2004
                Date of Report (Date of earliest event reported)


                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


  MISSISSIPPI                        0-22606                    64-0665423
(State or Other               (Commission File Number)         (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                   500 Main Street, Natchez, Mississippi 39120
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 445-5576
              (Registrant's Telephone Number, including Area Code)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

                Exhibit 99.1        Press release dated June 15, 2004

Item 9.  Regulation FD Disclosure.

     On June 15, 2004, Britton & Koontz Capital Corporation issued a press release announcing the resignation of Bazile R. Lanneau, Jr. as an officer and employee of the Company and the Bank.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BRITTON & KOONTZ CAPITAL CORPORATION



Date: June 15, 2004                         By: /s/  W. Page Ogden
                                             __________________________________
                                             Chairman & Chief Executive Officer

                                                                  EXHIBIT 99.1



Britton & Koontz Capital Corporation


500 Main Street            601-445-5576
P O Box 1407               601-445-2488  Fax
Natchez, MS  39121         corporate@bkbank.com

FOR IMMEDIATE RELEASE:     FOR MORE INFORMATION:
---------------------      ---------------------
June 15, 2004              W. Page Ogden, Chairman & CEO
(Nasdaq - BKBK)



               BRITTON & KOONTZ ANNOUNCES LANNEAU, JR RESIGNATION

     Natchez, Mississippi (BKBK)--The Board of Directors of Britton & Koontz Capital Corporation ("The Company") announces the resignation of Bazile R. Lanneau, Jr. from the Company as Vice President and Chief Financial Officer and from Britton & Koontz Bank, N.A. ("The Bank") as Executive Vice President and Chief Financial Officer, effective June 14, 2004. Lanneau, age 52, who has served Britton & Koontz for 26 years, will pursue other interests. He continues as a director of the Company and as president of Sumx Inc., an Internet banking software company.

     The Board of Directors elected William M. Salters to succeed Mr. Lanneau, Jr. as Chief Financial and Accounting Officer for the Company and the Bank. Salters, who currently serves as Senior Vice President and Controller, joined the Bank in 1993 through the merger with Natchez First Federal Savings Bank, where he was Vice President and Treasurer. Salters is a graduate of the University of Southern Mississippi (BA) and Alcorn State University (MBA) and has over 20 years experience in banking.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A. which maintains six offices in Natchez, Vicksburg and Madison, Mississippi and three offices in Baton Rouge, Louisiana. As of March 31, 2004, the Company reported assets of $377 million and equity of $31 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at March 31, 2004, were 2,113,087.




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